                                                                    EXHIBIT 10.1

                                LETTER OF INTENT

DATE:   08/20/02

PARIES: FAGEN, INC. of Granite Falls, MN and UNITED WISCONSIN GRAIN PRODUCERS, LLC of Columbus, Wisconsin (Owner)

     Owner is a committee of farmers and business people formed to facilitate the development and building of a locally-owned ethanol plant in Wisconsin (the Facility).

     Fagen, Inc. is an engineering and construction firm capable of providing development assistance, as well as constructing the Facility being considered by Owner.

     ICM, Inc. is a leader in ethanol plant process technology. ICM, Inc. also provides state of the art grain drying and wastewater treatment equipment.

     Owner, and Fagen, Inc (Fagen) agree to using best efforts in jointly developing this project under the following terms:

          1. Owner agrees that Fagen. will DesignBuild the Facility if determined by Owner to be feasible and if adequate financing is obtained.

          2. Fagen will provide Owner with assistance in evaluating, from both a technical and business perspective

               -    Owner organizational options.

               -    The appropriate location of the proposed Facility, and

               -    Business Plan development

          3. Fagen shall assist Owner in locating appropriate management personnel and/or supply contract management for the Facility.

          4. Fagen will assist Owner in presenting information to potential investors, potential leaders and various entities or agencies that may provide project development assistance.

          5. This Letter of Intent shall terminate on August 31, 2003 unless the basic size and design of the Facility have been determined and mutually agreed upon, and a specific site or sites have been determined and mutually agreed upon, and at least 10% of the necessary equity has been raised. Furthermore, this Letter of Intent shall terminate on August 31, 2004 unless total financing for the Facility has been secured. Either of the aforementioned dates may be extended upon mutual agreement of the parties.

     UNITED WISCONSIN GRAIN PRODUCERS, LLC

     By:   /s/ Kevin Roche

          ------------------------
     Its:  PRESIDENT

          ------------------------
     Date: 8-29-02
          ------------------------

     FAGEN, INC.,

     By:   /s/ O. Wayne Mitchell

          ------------------------
     Its:  Vice President

          ------------------------
     Date: 8/20/02
          ------------------------